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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in Form S-8 of our report dated May 2, 2000, relating to the financial statements of Power Technology, Inc., which is incorporated by reference therein.

February 28, 2001                         Brad Beckstead

                                          /s/ Brad Beckstead
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